                                                                                                              EXHIBIT 20
                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of February 25, 1999 for the Collection Period of January 1 through January 31, 1999

Pool Data - Original Deal Parameters
------------------------------------
Aggregate Net Investment Value (ANIV)                                     1,231,231,519.20
Discounted Principal Balance                                              1,231,231,519.20
Servicer Advance                                                              2,825,418.78
Servicer Payahead                                                             1,580,862.05
Number of Contracts                                                                 56,340
Weighted Average Lease Rate                                                           7.66%
Weighted Average Remaining Term                                                       35.8
Servicing Fee Percentage                                                              1.00%


Pool Data - Current Month
-------------------------
Aggregate Net Investment Value                                            1,139,237,032.20
Discounted Principal Balance                                              1,139,237,032.20
Servicer Advances                                                             4,433,793.34
Servicer Pay Ahead Balance                                                    3,046,330.24
Maturity Advances Outstanding                                                          -
Number of Current Contracts                                                         59,862
Weighted Average Lease Rate                                                           7.63%
Weighted Average Remaining Term                                                       18.5


Reserve Fund:
  Initial Deposit Amount                                                     30,780,787.98
  Specified Reserve Fund Percentage (if Conditions i, ii and iii not met)             2.50%
  Specified Reserve Fund Amount (if Conditions i, ii and iii not met)        30,780,787.98
  Specified Reserve Fund Percentage (if Condition i, ii or iii met)                   5.00%
  Specified Reserve Fund Amount (if Condition i, ii or iii met)              61,561,575.96

                                                              Class A          Class B           Total
                                                              Amount           Amount            Amount
                                                          --------------  ----------------   -------------
  Beginning Balance                                        29,553,131.73      1,227,656.25   30,780,787.98
  Withdrawal Amount                                                                                    -
  Transferor Excess                                           363,305.01                        363,305.01
                                                          --------------  ----------------   -------------
  Ending Balance                                           29,916,436.74      1,227,656.25   31,144,092.99
  Specified Reserve Fund Balance                           29,553,131.73      1,227,656.25   30,780,787.98
                                                          --------------  ----------------   -------------
  Release to Transferor                                       363,305.01               -        363,305.01
  Cumulative Withdrawal Amount                                       -                 -               -


Liquidation of ChargeOffs and Repossessions:                     Vehicles
                                                                 --------
  Liquidated Contracts                                                190
                                                                      ---
  Discounted Principal Balance                                                                3,840,643.48
  Net Liquidation Proceeds                                                                   (3,209,922.27)
  Recoveries - Previously Liquidated Contracts                                                   (5,900.28)
                                                                                             -------------
 Aggregate Credit Losses for the Collection Period                                              624,820.93
                                                                                            ==============
  Cumulative Credit Losses for all Periods                                                   10,534,288.73
  Repossessed in Current Period                                       137                   ==============
                                                                      ---


                                                                                               Annualized
                                                                                                 Average
                                                                                               Charge-Off
                                                                                                  Rate
Ratio of Net Credit Losses to the Average Pool Balance                                       -------------
for Each Collection Period:
    Second Preceding Collection Period                                                                0.53%
    First Preceding Collection Period                                                                 0.54%
    Current Collection Period                                                                         0.65%

Condition (i) (Charge-off Rate)
-------------
Three Month Average                                                                                   0.57%
Charge-Off Rate Indicator ( > 1.25%)                                                     condition not met





                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of February 25, 1999 for the Collection Period of January 1 through January 31, 1999


Delinquent Contracts:                                        Percent        Accounts        Percent            ANIV
                                                          -------------  -------------  -------------     -------------

  31-60 Days Delinquent                                            1.50%           896           1.48%    16,823,250.88
  61-90 Days Delinquent                                            0.14%            85           0.15%     1,719,387.32
 Over 90 Days Delinquent                                           0.04%            22           0.04%       470,813.63
                                                                         -------------    -----------     -------------
  Total Delinquencies                                                            1,003                    19,013,451.83
                                                                         =============                    =============



Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):

    Second Preceding Collection Period                                                                             0.14%
    First Preceding Collection Period                                                                              0.15%
    Current Collection Period                                                                                      0.18%


Condition (ii) (Delinquency Percentage)
--------------
Three Month Average                                                                                                0.16%
Delinquency Percentage Indicator ( > 1.25%)                                                           condition not met



Residual Value (Gain)Loss:                                    Vehicles
                                                              --------
  Matured Lease Vehicle Inventory Sold                             144                                     2,368,681.82
                                                                   ---
  Net Liquidation Proceeds                                                                                (2,081,138.04)
                                                                                                          -------------
  Net Residual Value (Gain)Loss                                                                              287,543.78
                                                                                                          =============
  Cumulative Residual Value (Gain)Loss all periods                                                           419,098.95
                                                                                                          =============


                                                                                                 Average
                                                                                                   Net        Average
Matured Vehicles Sold for                         Number       Scheduled            Sale       Liquidation    Residual
each Collection Period:                            Sold       Maturities           Ratio        Proceeds        Value
                                                 --------     ----------         ---------    ------------   ----------
  Second Preceding Collection Period                26             88                29.55%      13,284.54    13,473.58
  First Preceding Collection Period                113            220                51.36%      14,558.48    15,502.58
  Current Collection Period                        144            456                31.58%      14,452.35    16,534.22
  Three Month Average                                                                            14,387.43    15,841.10

Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                                   90.82%



                                                                                            Current Period
Condition (iii) (Residual Value Test)                                                        Amount/Ratio      Test Met
---------------                                                                             --------------     --------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                           31.58%         YES
b) Number of Scheduled Maturities > 500                                                              456           NO
c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                   90.82%          NO

Residual Value Indicator (condition met if tests a, b and c = YES)                                    condition not met




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of February 25, 1999 for the Collection Period of January 1 through January 31, 1999
                                                                             Certificate      Certificate
                                                              Total            Percent          Balance
                                                          --------------  ----------------  ---------------
Interest:                                                                            98.00%
---------
  Interest Collections                                      9,005,650.98
  Net Investment Income                                              -
  Non-recoverable Advances                                   (133,246.58)
                                                          --------------
   Available Interest                                       8,872,404.40                       8,694,956.32
  Class A1, A2, A3 Notional Interest Accrual Amount        (5,948,947.91)                     (5,948,947.91)
  Unreimbursed A1, A2, A3 Interest Shortfall                         -
  Interest Accrual for Adjusted Class B Certificate Bal.     (415,406.25)                       (415,406.25)
  Class B Interest Carryover Shortfall                               -
  Servicer's Fee                                             (970,974.48)                       (951,554.99)
  Capped Expenses                                             (24,065.00)                        (23,583.70)
  Interest Accrual on Class B Cert. Princ. Loss Amt.                 -                                  -
  Uncapped Expenses                                                  -                                  -
                                                          --------------                    ---------------
  Total Unallocated Interest                                1,513,010.76                       1,355,463.47
  Excess Interest to Transferor                                                               (1,355,463.47)
                                                          --------------                    ---------------
  Net Interest Collections Available                        1,513,010.76                                -
                                                          --------------
  Deposit to Reserve Fund                                     363,305.01
                                                          --------------
  Withdrawal from Reserve Fund                                       -
                                                          --------------
Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                        (912,364.71)                       (912,364.71)
  Loss Reimbursement from Transferor                          912,364.71                         912,364.71
  Loss Reimbursement from Reserve Fund                               -                                  -
                                                          --------------                    ---------------
  Transferor Ending Certificate Principal Loss Amount                -                                  -

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class A Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class B Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                               518,646.78
  Allocations - Current Period                             25,413,692.28                      25,413,692.28
  Allocations - Accelerated Principal Distribution            237,341.05                         237,341.05
  Allocations - Not Disbursed Beginning of Period          46,735,838.32                      46,735,838.32
  Allocations - Not Disbursed End of Period                72,386,871.65                      72,386,871.65

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                               363,305.01                                -
  Allocations - Current Period                              6,364,354.16                       6,364,354.16
  Allocations - Not Disbursed Beginning of Period          25,457,416.65                      25,457,416.65
  Allocations - Not Disbursed End of Period                31,821,770.81                      31,821,770.81

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund                                      -
  Total Distribution Amount                                   881,951.79                                -
  Total Allocation Amount                                  32,015,387.49                      32,015,387.49
                                                          --------------                    ---------------
    Total Due to Trust                                     32,897,339.28                      32,015,387.49

                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of February 25, 1999 for the Collection Period of January 1 through January 31, 1999
                                                             Class A-1        Class A-2       Class A-3          Class B
                                                             Balance          Balance         Balance            Balance
                                                          -------------    -------------    -------------    -------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
   Available Interest                                      2,954,526.84     4,684,005.97       524,248.36       532,175.14

  Class A1, A2, A3 Notional Interest Accrual Amount       (2,118,333.33)   (3,439,583.33)     (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                                                       (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B Cert. Princ. Loss Amt.
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

  Net Interest Collections Available
  Deposit to Reserve Fund
  Withdrawal from Reserve Fund

Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                          (912,364.71)
  Loss Reimbursement from Transferor                                                                            912,364.71
  Loss Reimbursement from Reserve Fund

  Transferor Ending Certificate Principal Loss Amount

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period                            25,413,692.28
  Allocations - Accelerated Principal Distribution           237,341.05
  Allocations - Not Disbursed Beginning of Period         46,735,838.32
  Allocations - Not Disbursed End of Period               72,386,871.65              -                -                -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                     -                -                -                -
  Allocations - Current Period                             2,118,333.33     3,439,583.33       391,031.25       415,406.25
  Allocations - Not Disbursed Beginning of Period          8,473,333.32    13,758,333.32     1,564,125.00     1,661,625.00
  Allocations - Not Disbursed End of Period               10,591,666.66    17,197,916.66     1,955,156.25     2,077,031.25

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund
  Total Distribution Amount                                         -                -                -                -
  Total Allocation Amount                                 27,769,366.66     3,439,583.33       391,031.25       415,406.25
                                                          -------------    -------------    -------------    -------------
    Total Due to Trust                                    27,769,366.66     3,439,583.33       391,031.25       415,406.25


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of February 25, 1999 for the Collection Period of January 1 through January 31, 1999
                                                          Transferor Interest   Transferor Interest   Transferor Interest
                                                               Percent               Interest              Principal
                                                          -------------------   -------------------   -------------------
Interest:                                                                2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
   Available Interest                                                                    177,448.09

  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                         (19,419.49)
  Capped Expenses                                                                           (481.30)
  Interest Accrual on Class B Cert. Princ. Loss Amt.
  Uncapped Expenses                                                                             -
                                                                                      -------------
  Total Unallocated Interest                                                             157,547.30
  Excess Interest to Transferor                                                        1,355,463.47
                                                                                      -------------
  Net Interest Collections Available                                                   1,513,010.77
  Deposit to Reserve Fund                                                               (363,305.01)
  Withdrawal from Reserve Fund

Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor                                                    (912,364.71)
  Loss Reimbursement from Reserve Fund
                                                                                      -------------          ------------
  Transferor Ending Certificate Principal Loss Amount                                   (912,364.71)                  -

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                                                                                518,646.78
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution                                      (237,341.05)
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                                     -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                                          363,305.01
  Allocations - Current Period                                                                  -
  Allocations - Not Disbursed Beginning of Period                                               -
  Allocations - Not Disbursed End of Period                                                     -

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund
  Total Distribution Amount                                                              363,305.01            518,646.78
  Total Allocation Amount                                                                       -                     -
                                                                                      -------------          ------------
    Total Due to Trust                                                                   363,305.01            518,646.78



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of February 25, 1999 for the Collection Period of January 1 through January 31, 1999


                                                                                              Certificate       Certificate
Original Deal Parameter                                                         Total           Percent           Balance
-----------------------                                                   ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)                                     1,231,231,519.20
Discounted Principal Balance                                              1,231,231,519.20
Initial Notional/Certificate Balance                                                   -           100.00%  1,206,600,000.00
Percent of ANIV                                                                                                        98.00%
Certificate Factor                                                                                                 1.0000000
Notional/Certificate Rate
Servicer Advance                                                              2,825,418.78
Servicer Payahead                                                             1,580,862.05
Number of Contracts                                                                 56,340
Weighted Average Lease Rate                                                           7.66%
Weighted Average Remaining Term                                                       35.8
Servicing Fee Percentage                                                              1.00%



Pool Data Prior Month
---------------------
Aggregate Net Investment Value                                            1,165,169,371.26
Discounted Principal Balance                                              1,165,169,371.26
Notional/Certificate Balance                                                                                 1,206,600,000.00
Adjusted Notional/Certificate Balance                                                                        1,141,859,095.02
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  1.0000000
Servicer Advances                                                             4,241,731.64
Servicer Pay Ahead Balance                                                    3,182,337.89
Maturity Advances Outstanding                                                          -
Number of Current Contracts                                                         60,694
Weighted Average Lease Rate                                                           7.62%
Weighted Average Remaining Term                                                       19.4



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value                                          1,139,237,032.20
  Discounted Principal Balance                                            1,139,237,032.20
  Notional/Certificate Balance                                                                               1,206,600,000.00
  Adjusted Notional/Certificate Balance                                                                      1,116,445,402.74
  Percent of ANIV                                                                                                       98.00%
  Certificate Factor                                                                                                1.0000000
  Servicer Advances                                                           4,433,793.34
  Servicer Pay Ahead Balance                                                  3,046,330.24
  Maturity Advances Outstanding                                                        -
  Number of Current Contracts                                                       59,862
  Weighted Average Lease Rate                                                         7.63%
  Weighted Average Remaining Term                                                     18.5


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of February 25, 1999 for the Collection Period of January 1 through January 31, 1999


                                                             Class A1          Class A1         Class A2          Class A2
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                               33.98%   410,000,000.00           53.87%    650,000,000.00
Percent of ANIV                                                                      33.30%                             52.79%
Certificate Factor                                                               1.0000000                          1.0000000
Notional/Certificate Rate                                                             6.20%                              6.35%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                410,000,000.00                     650,000,000.00
Adjusted Notional/Certificate Balance                                       345,259,095.02                     650,000,000.00
Percent of ANIV                                                                      29.63%                             55.79%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                              410,000,000.00                     650,000,000.00
  Adjusted Notional/Certificate Balance                                     319,845,402.74                     650,000,000.00
  Percent of ANIV                                                                    28.08%                             57.06%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon Lease Rate
  Weighted Average Remaining Term


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of February 25, 1999 for the Collection Period of January 1 through January 31, 1999


                                                             Class A3          Class A3         Class B           Class B
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                                6.03%    72,750,000.00            6.12%     73,850,000.00
Percent of ANIV                                                                       5.91%                              6.00%
Certificate Factor                                                               1.0000000                          1.0000000
Notional/Certificate Rate                                                             6.45%                              6.75%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                 72,750,000.00                      73,850,000.00
Adjusted Notional/Certificate Balance                                        72,750,000.00                      73,850,000.00
Percent of ANIV                                                                       6.24%                              6.34%
Certificate Factor                                                               1.0000000                         1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                               72,750,000.00                      73,850,000.00
  Adjusted Notional/Certificate Balance                                      72,750,000.00                      73,850,000.00
  Percent of ANIV                                                                     6.39%                              6.48%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon Lease Rate
  Weighted Average Remaining Term

                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of February 25, 1999 for the Collection Period of January 1 through January 31, 1999


                                                                             Transferor
                                                                              Interest
Original Deal Parameter                                                        Balance
-----------------------                                                   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                                         24,631,519.20
Percent of ANIV                                                                       2.00%
Certificate Factor
Notional/Certificate Rate
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                 23,310,276.24
Adjusted Notional/Certificate Balance                                        23,310,276.24
Percent of ANIV                                                                       2.00%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                               22,791,629.46
  Adjusted Notional/Certificate Balance                                      22,791,629.46
  Percent of ANIV                                                                     2.00%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of February 25, 1999 for the Collection Period of January 1 through January 31, 1999


Current Month Collection Activity                             Vehicles
---------------------------------                             --------
Principal Collections                                                                        10,843,724.83
Prepayments in Full                                                492                        8,788,949.20
                                                                   ---
Reallocation Payment                                                 6                           90,339.73
                                                                     -
Interest Collections                                                                          9,005,650.98
Net Liquidation Proceeds and Recoveries                                                       3,215,822.55
Increase (Decrease) in Maturity Advances                                                               -
Net Investment Income                                                                                  -
Net Liquidation Proceeds - Vehicle Sales                                                      2,081,138.04
                                                                                            --------------
Total Available                                                                              34,025,625.33



                                                                                                 Annual
                                                                               Amount            Amount
Capped and Uncapped Expenses:                                             ----------------   -------------
  Total Capped and Uncapped Expenses Paid                                        24,065.00       96,260.00
  Capped and Uncapped Expenses Due                                                     -               -

Servicer's Fee Due:
  Servicer's Fee Paid                                                           970,974.48
  Servicer's Fee Balance Due                                                           -
Supplemental Servicer's Fees                                                    121,223.62




Revolving Period:                                             Vehicles                           Amount
-----------------                                             --------                       -------------

  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts
                                                                                             -------------
  Ending Unreinvested Principal Collections                                                            -







/S/   HOLLY PEARSON
-------------------------
      Holly Pearson
    Treasury Manager